SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): June 1, 2003

                        Franklin Street Properties Corp.
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               (Exact name of registrant as specified in charter)

         Maryland                   000-32615                 04-3578653
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  (State or other juris-           (Commission               (IRS Employer
 diction of incorporation          File Number)           Identification No.)


     401 Edgewater Place, Suite 200
             Wakefield, MA                                01880
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(Address of principal executive offices)               (Zip Code)


       Registrant's telephone number, including area code: (781) 557-1300


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         (Former name or former address, if changed since last report)
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Item 2. Acquisition or Disposition of Assets.

      On June 1, 2003 (the "Effective Date"), Franklin Street Properties Corp. ("FSP Corp."), a Maryland corporation, completed its acquisition of thirteen real estate investment trusts (collectively, the "Target REITs"), each a Delaware corporation. The acquisitions were completed pursuant to an Agreement and Plan of Merger, dated as of January 14, 2003 (the "Merger Agreement"), by and among FSP Corp. and the Target REITs.

      Upon consummation of the transactions contemplated by the Merger Agreement, each Target REIT was merged with and into FSP Corp., with FSP Corp. as the surviving corporation. Under the terms of the Merger Agreement each outstanding share of preferred stock, $0.01 par value per share ("Target Stock"), of each respective Target REIT, as of the Effective Date, was converted into that number of shares of FSP Corp. common stock, $0.0001 par value per share (the "FSP Common Stock"), set forth in the table below. Under the terms of the Merger Agreement each outstanding share of common stock, $0.01 par value per share, of each respective Target REIT, as of the Effective Date, was cancelled. In connection with the Mergers, FSP Corp. reserved for issuance an aggregate of approximately 25,000,091 shares of FSP Common Stock.

                                   Shares of FSP Common
                                    Stock Issuable in
                                    Exchange for Each      Total Shares of FSP
                                   Share of  Preferred    Common Stock Issuable
                                      Stock of the          to Target  REIT
               Name                   Target REIT             Stockholders
               ----                   -----------             ------------

   FSP Forest Park IV Corp.             7,299.59                569,368.02

   FSP Gael Apartments Corp.            6,975.59              1,482,312.88

   FSP Goldentop Technology
   Center Corp.                         7,302.58              1,690,547.27

   FSP Centennial Technology
   Center Corp.                         6,905.56              1,091,078.48

   FSP Meadow Point Corp.               6,983.25              1,798,186.88

   FSP Timberlake Corp.                 6,787.12              3,495,366.80

   FSP Federal Way Corp.                6,779.66              1,355,932.00

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   FSP Fair Lakes Corp.                 6,805.36              3,266,572.80

   FSP Northwest Point Corp.            6,779.66              2,525,423.35

   FSP Timberlake East Corp.            6,830.85              1,707,712.50

   FSP Merrywood Apartments Corp.       6,854.51              1,412,029.06

   FSP Plaza Ridge I Corp.              6,822.03              2,728,812.00

   FSP Park Ten Corp.                   6,824.54              1,876,748.50

      Based upon the capitalization of FSP Corp. as of the Effective Date, the 25,000,091 shares of FSP Common Stock reserved for issuance to Target REIT stockholders represent approximately 50.3% of the outstanding shares of FSP Common Stock as of the Effective Date. FSP Common Stock is not publicly traded on any exchange.

      The Mergers are intended to qualify as a tax-free reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended. FSP Corp. used authorized but previously unissued shares of FSP Common Stock as consideration in the Mergers, which FSP expects to treat as a purchase for accounting purposes.

      Prior to the Mergers, each Target REIT held and managed real property. FSP Corp. intends to continue each Target REIT's business substantially in the manner conducted by such Target REIT prior to the respective Merger.

      The Merger Agreement was approved by the board of directors and stockholders of FSP Corp. and the board of directors and stockholders of each Target REIT. A number of conflicts of interest are inherent in the relationships among the Target REITs, the boards of directors of the Target REITs, FSP Corp., FSP Corp.'s board of directors and their respective affiliates. These conflicts of interest include, among others:

      o George J. Carter, the President, Chief Executive Officer and a director of FSP Corp., is the President and a director of each Target REIT;

      o Barry Silverstein and Dennis J. McGillicuddy, each a director of FSP Corp., owned an aggregate of 601.25 and 229 shares of Target

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            Stock, respectively. Such shares of Target Stock converted into
            4,130,961.11 and 1,586,343.29 shares of FSP Common Stock, respectively, upon consummation of the Mergers;

      o Richard R. Norris, an Executive Vice President and a director of FSP Corp., is also a director and an Executive Vice President of each Target REIT;

      o Barbara J. Corinha, Vice President, Chief Operating Officer, Treasurer, Secretary and a director of FSP Corp. is also Vice President, Chief Operating Officer, Treasurer, Secretary and a director of each Target REIT;

      o Janet P. Notopoulos, Vice President and a director of FSP Corp., is also a Vice President of each Target REIT; and

      o Each of R. Scott MacPhee and William W. Gribbell, each an Executive Vice President of FSP Corp., is also each a director and an Executive Vice President of each Target REIT.

No unaffiliated representatives were appointed to negotiate the terms of the mergers on behalf of FSP Corp. Moreover, no committee of independent representatives was established to evaluate and approve the Mergers on behalf of FSP Corp. Under Maryland law, the board of directors of FSP Corp. cannot delegate to a third party its fiduciary duties relating to the determination to approve or not approve the mergers. Because all of the members of the board of directors of FSP Corp. have significant conflicts of interest and none are, therefore, considered "independent", the board determined it could not establish a committee of independent representatives to evaluate and approve the mergers on behalf of FSP Corp. The board determined that appointing independent representatives to negotiate the terms of the mergers and to make recommendations to the board would not be worth the anticipated cost, since the board would still be obligated to make its own independent determinations.

      Mr. Silverstein and Mr. McGillicuddy are the only officers or directors of FSP Corp. who are not also officers or directors of any Target REIT. The remainder of the officers and directors of FSP Corp. serve as a director and/or officer, in the positions listed above, of each Target REIT.

      The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, which is included as Exhibit 2.1 to this Current Report on Form 8-K and incorporated herein by reference from the FSP Corp. Current Report on Form 8-K filed with the Securities and Exchange Commission on January 15, 2003.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

      (a)   Financial Statements of Businesses Acquired.

            As of the date of filing of this Current Report on Form 8-K, it is impracticable for FSP Corp. to provide the financial information required by this Item 7(a). In accordance with item 7(a)(4) of Form 8-K, such financial

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            information will be filed by amendment to this Form 8-K no later than August 15, 2003.

      (b)   Pro Forma Financial Information.

            As of the date of filing of this Current Report on Form 8-K, it is impracticable for FSP Corp. to provide the financial information required by this Item 7(b). In accordance with item 7(b)(2) of Form 8-K, such financial information will be filed by amendment to this Form 8-K no later than August 15, 2003.

      (c)   Exhibits.

            2.1 Agreement and Plan of Merger, dated as of January 14, 2003, among Franklin Street Properties Corp. and thirteen real estate investment trusts, incorporated by reference from
                  Exhibit 2.1 to FSP Corp.'s Form 8-K filed with the Securities and Exchange Commission on January 15, 2003. (1)

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(1) The exhibits and schedules to the Agreement have been omitted from this filing pursuant to Item 601(b)(2) of Regulation S-K. FSP Corp. will furnish copies of any of the exhibits and schedules to the U.S. Securities and Exchange Commission upon request.

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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: June 2, 2003                        FRANKLIN STREET PROPERTIES CORP.

                                          By: /s/ George J. Carter
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                                              George J. Carter
                                              President and Chief Executive
                                              Officer